Exhibit 99.2

SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of December 22, 2005 is entered into by and between Pursuit Holdings, LLC, an Arizona limited liability company (the “PHL”), Pursuit Capital, LLC, an Arizona limited liability company (the “PCL”) (collectively PHL and PCL are referred to as the “Investors”), and Nationwide Financial Solutions, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Company and PHL entered into a Prepayment Agreement, dated June 13, 2005, (the “Prepayment Agreement”) pursuant to which PHL received One Hundred Forty Thousand (140,000) shares of the Company’s common stock (“Common Stock”) in exchange for the outstanding amounts owed to PHL by the Company in connection with two promissory notes;

WHEREAS, PCL and the Company entered into a Common Stock Purchase Agreement, dated July 15, 2005 (the “Stock Purchase Agreement”) pursuant to which PCL purchased One Million Two Hundred Fifty Thousand (1,250,000) shares of the Company’s common stock (“Common Stock”) in exchange for Seven Hundred Fifty Thousand Dollars ($750,000);

WHEREAS, PCL and the Company entered into a Common Stock Purchase Agreement, dated as of the date hereof (the “Common Stock Purchase Agreement”) pursuant to which PCL purchased Two Million Nine Hundred Ninety Eight Thousand Three Hundred Thirty Four (2,998,334) shares of Common Stock in exchange for Four Million Four Hundred Ninety Seven Thousand Five Hundred One Dollars ($4,497,501) (terms not defined herein shall have the meanings ascribed to them in the Common Stock Purchase Agreement);

WHEREAS, the execution and delivery of this Agreement and granting to the Investors of the registration rights set forth herein with respect to the Registrable Securities was a component part of the transactions contemplated under the Prepayment Agreement, the Stock Purchase Agreement, the Common Stock Purchase Agreement, (collectively referred to as the “Transaction Agreements”).

NOW, THEREFORE, the parties hereto mutually agree as follows:

1.            REGISTRABLE SECURITIES. As used herein the term “Registrable Securities” means shares of Common Stock received by or issued to the Investors pursuant to the Transaction Agreements, that (i) have not been sold under the Registration Statement, (ii) have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act (“Rule 144”) are met, (iii) have not been otherwise transferred to persons who may trade such Registrable Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, or (iv) may not be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of “Registrable Security” as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

2.            RESTRICTIONS ON TRANSFER. The Investors acknowledge and understand that in the absence of an effective Registration Statement authorizing the resale of the Registrable Securities as provided herein, the Registrable Securities are “restricted securities” as defined in Rule 144. The Investors understand that no disposition or transfer of the Registrable Securities may be made by Investors in the absence of (i) an opinion of counsel, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act, or (ii) registration of the Registrable Securities.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

(a)	comply with the provisions of paragraph (c)(1) of Rule 144; and

(b)          to file with the U.S. Securities and Exchange Commission (the “Commission”) in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Investors, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

3.	REGISTRATION RIGHTS WITH RESPECT TO THE SHARES.

(a)          If the Company at anytime proposes to file on its behalf and/or on behalf of any of its security holders, a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8, for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) (a “Registration Statement”) for the general registration of securities to be sold for cash with respect to its Common Stock of the Company, it will give written notice to the Investors at least ten (10) business days before the initial filing with the Securities and Exchange Commission (the “Commission”) of such Registration Statement, which notice will set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice will offer to include in such filing the aggregate number of shares of Registrable Securities as the Investors may request.

(b)          The Investors will advise the Company in writing within five (5) business days after the date the Investors receive such offer, setting forth the amount of the Registrable Securities for which registration is requested. The Company will include in such filing the number of shares of Registrable Securities for which registration is requested, and will use commercially reasonable efforts to effect registration under the Securities Act of such shares; provided, however, that if the managing underwriter of a proposed written public offering advises the Company in writing that the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company or the Investors would materially and adversely affect the distribution of such securities to be included in such registration. The Company shall so advise the Investors of the limitation and the number of shares to be excluded from the registration by reason of the limitation imposed by the representative.

(c)          The Company will notify Investors of the effectiveness of the Registration Statement within one trading day of such event.

(d)          The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earliest of (i) the date that all the Registrable Securities have been sold otherwise disposed of pursuant to the Registration Statement, (ii) the date that all of the Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iii) the date that all of the Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company (the “Effectiveness Period”).

(e)          All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.

(f)           The Company shall make reasonably available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Investors or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company’s officers, directors and employees to supply all information reasonably requested by the Investors or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Investors and any such underwriter, attorney, accountant, or agent, unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality. If the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Investors and other parties.

(g)          The Company shall qualify any of the Registrable Securities for sale in such states as the Investor reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process.

(h)          The Company at its expense will supply the Investors with copies of the Registration Statement and the final prospectus included therein (the “Prospectus”) and other related documents in such quantities as may be reasonably requested by the Investors.

(i)           The Company shall not be required by this Section 3 to include the Investors’ Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for the Company the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in the Investors or their transferees obtaining securities which are not “restricted securities”, as defined in Rule 144 under the Securities Act.

(j)           If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Investors in writing of the existence and nature of a Potential Material Event (as defined in Section 3(k) below), the Investors shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investors receive written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided that (i) there shall not be more than one Suspension Period in any six month period, and (ii) there shall not be more than an aggregate of One Hundred Twenty (120) days for which a Suspension Period is in effect in any 6-month period, provided that they are not successive One Hundred Twenty (120) day periods during a 12-month period (the “Suspension Period”). If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company’s obligation to file the Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days. Subject to any federal or state securities laws, regulations or rules, the Company must give the Investors notice in writing of the existence of a Potential Material Event promptly upon knowledge that such an event exists and, where possible, at least two (2) days prior to the first day of a Suspension Period, if lawful to do so.

(k)          “Potential Material Event” means the occurrence of an event which would cause the Registration Statement or any document incorporated therein to contain an untrue statement of material fact or omit to state a material fact, and the Company determines in good faith that disclosure of such event would be detrimental to the business and affairs of the Company.

4.            COOPERATION WITH COMPANY. The Investors will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investors and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Investors shall consent to be named as an underwriter in the Registration Statement.

5.            REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Investor’s assistance and cooperation as reasonably required:

(a) (i)     prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Investor of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the Prospectus, and any amendment or supplement thereto, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b)          comply with applicable blue sky laws with respect to the Registrable Securities (subject to the limitations set forth in Section 3(g) above), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

(c)          list such Registrable Securities on the principal market or trading system and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or market;

(d)          notify the Investors at any time when the Prospectus is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment or curative supplement under Section 5(a) as quickly as reasonably possible and the period beginning on the date of notice until the curative amendment is effective or a curative supplement is filed shall be deemed a Suspension Period;

(e)          as promptly as practicable after becoming aware of such event, notify the Investors (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission, or removal of such stop order or other suspension;

(f)           take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary for issuers to perform under the circumstances;

(g)          in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

(h)	maintain a transfer agent for its Common Stock.
6.	INDEMNIFICATION.

(a)          The Company agrees to indemnify and hold harmless each of the Investors and each person, if any, who controls each Investor within the meaning of the Securities Act (“Distributing Investor”) against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances when made not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Investor with respect to any person asserting such loss, claim, damage, or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Investor failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Investor was obligated to do so under the

Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)          Each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Investor shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

(c)          Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Investor, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Investor and the indemnifying party and the Distributing Investor shall have been advised by such counsel in writing that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Investor (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Investor, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Investor, which firm shall be designated in writing by the Distributing Investor and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys’ fees and expenses) shall be promptly paid to the indemnified party, as incurred; within ten (10) business days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

7.            CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 7, in no event shall any (i) Investor be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by each Investor from the sale of such Investor’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are or were to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

8.            NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Transaction Agreements.

9.            ASSIGNMENT. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of an Investor, such Investor’s interest in this Agreement may be assigned at any time, in whole or in part, to any affiliate of such Investor who agrees to be bound hereby.

10.          COUNTERPARTS/FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. This Agreement may be executed by actual, facsimile or electronic signatures, or combinations thereof.

11.          REMEDIES AND SEVERABILITY. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a board of arbitration or a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of those that may be hereafter declared invalid, illegal, void or unenforceable.

12.          HEADINGS. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

34.        GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed and controlled by the laws of the State of Arizona, and each party consents to exclusive jurisdiction and venue in the federal courts sitting in Maricopa County, Arizona, unless no federal subject matter jurisdiction exists, in which case each party consents to exclusive jurisdiction and venue in the Superior Court of Maricopa County, Arizona. Each party waives all defenses of lack of personal jurisdiction and forum non-conveniens. Process may be served on either party in the manner authorized by applicable law or court rule. In any action to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and other expenses.

[signature page follows]

___________________________________________

SIGNATURE PAGE TO THE

SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

___________________________________________

IN WITNESS WHEREOF, the parties hereto have executed this instrument to become effective as of the day and year first above written.

NATIONWIDE FINANCIAL SOLUTIONS, INC.

By:  /s/ Darren Dierich

Name:   Darren Dierich

Title:    hief Financial Officer

PURSUIT HOLDINGS, LLC

By:  /s/ Lance Mullins

Name: Lance Mullins

Title:     anager

PURSUIT CAPITAL, LLC

By:  /s/ Lance Mullins

Name: Lance Mullins

Title:     anager